Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,170,810.56
Previously Paid Amount	0.00
Total Fee Amount	2,371.29
Total Offset Amount	0.00
Net Fee	$ 2,371.29